Exhibit 99.2 CONFIDENTIAL INVESTOR PRESENTATION 1Exhibit 99.2 CONFIDENTIAL INVESTOR PRESENTATION 1

FORWARD-LOOKING STATEMENTS AND DISCLAIMER This document and any accompanying oral presentation for California BanCorp (the “Company”) may contain statements regarding expectations and beliefs about future financial performance and financial condition, as well as trends in the Company’s business and markets are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” “outlook,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” The forward-looking statements are based on current information and on assumptions that the Company makes about future events and circumstances that are subject to a number of risks and uncertainties that are often difficult to predict and beyond the Company’s control. As a result of those risks and uncertainties, the Company’s actual financial results in the future could differ, possibly materially, from those expressed in or implied by the forward-looking statements contained herein and could cause the Company to make changes to future plans. Those risks and uncertainties include, but are not limited to, the risk of incurring loan losses, which is an inherent risk of the banking business; the risk that the Company will not be able to continue its internal growth rate; the risk that the United States economy will experience slowed growth or recession or will be adversely affected by domestic or international economic conditions and risks associated with the Federal Reserve Board taking actions with respect to interest rates, any of which could adversely affect, among other things, the values of real estate collateral supporting many of the Company’s loans, interest income and interest rate margins and, therefore, the Company’s future operating results; risks associated with changes in income tax laws and regulations; and risks associated with seeking new client relationships and maintaining existing client relationships. You are encouraged to review the additional information regarding these and other risks and uncertainties to which the Company’s business is subject that are contained in our Annual Report on Form 10-K for the year ended December 31, 2020 which is on file with the Securities and Exchange Commission (the “SEC”) and such other reports that we file with the SEC, particularly under the heading “Risk Factors” therein. The COVID-19 pandemic has created economic and financial disruptions that have adversely affected, and may continue to adversely affect, our business, operations, financial performance and prospects. Even after the COVID-19 pandemic subsides, it is possible that the U.S. and other major economies experience or continue to experience a prolonged recession, which could materially and adversely affect our business, operations, financial performance and prospects. Statements about the effects of the COVID-19 pandemic on our business, operations, financial performance and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward- looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. Due to these and other possible uncertainties and risks you are cautioned not to place undue reliance on the forward-looking statements, which speak only as of today’s date, or to make predictions based solely on historical financial performance. The Company disclaims any obligation to update forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as may be required by law. No Offer or Solicitation. This document is not a prospectus or offering document for any securities. This document does not constitute or form part of any offer or invitation to sell or issue, or any solicitation of any offer to purchase or subscribe for, any securities of the Company, nor shall any part of it nor the fact of its dissemination form part of or be relied on in connection with any contract or investment decision relating thereto. This document is for informational purposes only and is being furnished on a confidential basis to a limited number of institutional accredited investors and qualified institutional buyers. Any such offering may be made only by a purchase agreement and the information contained herein will be superseded in its entirety by such purchase agreement. This document does not contain all the information you should consider before investing in securities of the Company and should not be construed as investment, legal, regulatory or tax advice. Each potential investor should review the purchase agreement, make such investigations as it deems necessary to arrive at an independent evaluation of an investment in the securities mentioned in this document and should consult its own legal counsel and financial, accounting, regulatory and tax advisors to determine the consequences of such an investment prior to making an investment decision and should not rely on any information set forth in this document. SECURITIES NOT REGISTERED. The securities mentioned in this document have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold absent registration or exemption from registration under applicable law. Such securities have not been approved or disapproved by the Securities and Exchange Commission, any state securities commission or any regulatory authority, including the Board of Governors of the Federal Reserve System, nor have any of the foregoing authorities passed upon or endorsed the merits of any proposed offering of these securities or the accuracy or adequacy of this document. Any representation to the contrary is a criminal offense. SECURITIES NOT INSURED. The securities mentioned in this presentation are not savings or deposit accounts and are not insured by the Federal Deposit Insurance Corporation or by any other government agency. 2FORWARD-LOOKING STATEMENTS AND DISCLAIMER This document and any accompanying oral presentation for California BanCorp (the “Company”) may contain statements regarding expectations and beliefs about future financial performance and financial condition, as well as trends in the Company’s business and markets are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” “outlook,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” The forward-looking statements are based on current information and on assumptions that the Company makes about future events and circumstances that are subject to a number of risks and uncertainties that are often difficult to predict and beyond the Company’s control. As a result of those risks and uncertainties, the Company’s actual financial results in the future could differ, possibly materially, from those expressed in or implied by the forward-looking statements contained herein and could cause the Company to make changes to future plans. Those risks and uncertainties include, but are not limited to, the risk of incurring loan losses, which is an inherent risk of the banking business; the risk that the Company will not be able to continue its internal growth rate; the risk that the United States economy will experience slowed growth or recession or will be adversely affected by domestic or international economic conditions and risks associated with the Federal Reserve Board taking actions with respect to interest rates, any of which could adversely affect, among other things, the values of real estate collateral supporting many of the Company’s loans, interest income and interest rate margins and, therefore, the Company’s future operating results; risks associated with changes in income tax laws and regulations; and risks associated with seeking new client relationships and maintaining existing client relationships. You are encouraged to review the additional information regarding these and other risks and uncertainties to which the Company’s business is subject that are contained in our Annual Report on Form 10-K for the year ended December 31, 2020 which is on file with the Securities and Exchange Commission (the “SEC”) and such other reports that we file with the SEC, particularly under the heading “Risk Factors” therein. The COVID-19 pandemic has created economic and financial disruptions that have adversely affected, and may continue to adversely affect, our business, operations, financial performance and prospects. Even after the COVID-19 pandemic subsides, it is possible that the U.S. and other major economies experience or continue to experience a prolonged recession, which could materially and adversely affect our business, operations, financial performance and prospects. Statements about the effects of the COVID-19 pandemic on our business, operations, financial performance and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward- looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. Due to these and other possible uncertainties and risks you are cautioned not to place undue reliance on the forward-looking statements, which speak only as of today’s date, or to make predictions based solely on historical financial performance. The Company disclaims any obligation to update forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as may be required by law. No Offer or Solicitation. This document is not a prospectus or offering document for any securities. This document does not constitute or form part of any offer or invitation to sell or issue, or any solicitation of any offer to purchase or subscribe for, any securities of the Company, nor shall any part of it nor the fact of its dissemination form part of or be relied on in connection with any contract or investment decision relating thereto. This document is for informational purposes only and is being furnished on a confidential basis to a limited number of institutional accredited investors and qualified institutional buyers. Any such offering may be made only by a purchase agreement and the information contained herein will be superseded in its entirety by such purchase agreement. This document does not contain all the information you should consider before investing in securities of the Company and should not be construed as investment, legal, regulatory or tax advice. Each potential investor should review the purchase agreement, make such investigations as it deems necessary to arrive at an independent evaluation of an investment in the securities mentioned in this document and should consult its own legal counsel and financial, accounting, regulatory and tax advisors to determine the consequences of such an investment prior to making an investment decision and should not rely on any information set forth in this document. SECURITIES NOT REGISTERED. The securities mentioned in this document have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold absent registration or exemption from registration under applicable law. Such securities have not been approved or disapproved by the Securities and Exchange Commission, any state securities commission or any regulatory authority, including the Board of Governors of the Federal Reserve System, nor have any of the foregoing authorities passed upon or endorsed the merits of any proposed offering of these securities or the accuracy or adequacy of this document. Any representation to the contrary is a criminal offense. SECURITIES NOT INSURED. The securities mentioned in this presentation are not savings or deposit accounts and are not insured by the Federal Deposit Insurance Corporation or by any other government agency. 2

TERMS OF THE PROPOSED OFFERING

Issuer	California BanCorp
Security	Subordinated Notes Due 2031
Amount	$35 Million
Security Rating	Egan-Jones Rating of BBB
Issuance Type	Regulation D Private Placement with Registration Rights
Structure	Fixed-to-Floating Rate (Fixed During First Five Years)
Term	10 Years
No Call Period	5 Years
Use of Proceeds	General Corporate Purposes; Redeem $5M Bank-Level Subordinated Debt
Sole Placement Agent	Piper Sandler & Co.

CALIFORNIA BANCORP

3

INVESTMENT HIGHLIGHTS Branch light, commercial- Experienced management focused business bank with team and seasoned C&I Proven organic and strong middle market relationship teams with strong acquisitive growth story relationships throughout ties to the local markets Northern California Strong earnings outlook as Quality core deposit Disciplined underwriting standards with best-in-class efficiencies from investments franchise and commercial relationship strategy asset quality metrics are realized 4 3INVESTMENT HIGHLIGHTS Branch light, commercial- Experienced management focused business bank with team and seasoned C&I Proven organic and strong middle market relationship teams with strong acquisitive growth story relationships throughout ties to the local markets Northern California Strong earnings outlook as Quality core deposit Disciplined underwriting standards with best-in-class efficiencies from investments franchise and commercial relationship strategy asset quality metrics are realized 4 3

OVERVIEW OF CALIFORNIA BANCORP

FOCUSED REGIONAL OFFICE FOOTPRINT



Roseville
Woodland
Sacramento
Davis
Rancho Cordo
Windsor
Santa Rosa
Sebastopol
Parkway
Elk Grove
Rohnert Park
Vacaville
Napa
Fairfield
Petaluma
Point Reyes Natl Seashore
Novato
Vallejo
Lodi
San Rafael
Concord
Stockton
Richmond
Walnut Creek
Berkeley
Manteca
San Francisco
Oakland
Tracy
Daly City
Livermore
South San Francisco
Hayward
Fremont
Ceres
Redwood City
Milpitas
Mountain View
San Jose
Sunnyvale
Morgan Hill
N

- Headquarters/Regional Office in Oakland
- Regional Offices in San Jose, Walnut Creek and Sacramento
- Branch services in Walnut Creek and San Jose

COMPANY OVERVIEW

- Established in 2007 as a relationship focused commercial business bank serving Northern California with $1.9 billion in assets and market cap of ~$154 million[1]
- Majority of executive management joined the bank at inception
- Significant commercial core deposit base
- Primary relationship managers with average banking experience of over 25 years and average loan books of $45 million
- Positioned to leverage recent investments to enhance our platform and extend our markets

FINANCIAL SNAPSHOT (6/30/21)

Balance Sheet	($mm)
Assets	1,869
Loans	1,353
Deposits	1,680
Tangible Equity	136
Loans/ Deposits (%)	81%

2021Q2 Profitability	(%)
ROAA	0.87
ROATCE	12.42
Net Interest Margin	2.98
Efficiency Ratio	67.63
Cost of Deposits	0.28

Loan Composition (2)	(%)
C&I Loans / Gross Loans	36.8
CRE Loans / Gross Loans	53.2

Deposit Composition	(%)
DDA/ Total Deposits	47.1
Core Deposits/ Total Deposits	89.4

Capital Ratios (Consolidated)	(%)
TCE / TA	7.32
Leverage Ratio	7.53
Tier 1 Ratio	9.35
TRBC Ratio	11.93

Credit Metrics	(%)
NPAs / Loans & OREO	0.09
NPAs / Assets	0.07
Reserves / Gross Loans	0.98
NCOs / Avg. Loans	0.07

CALIFORNIA BANCORP

(1) Based on CALB's stock price of $18.70 as of 6/30/2021
(2) Total gross loans ex. PPP loans of $194.5 million
Source: S&P Global Intelligence; Earnings release

5

EXPERIENCED MANAGEMENT TEAM ► Previously served as an Executive Vice President of the Bank primarily responsible for managing production since the Bank’s founding in 2007 Years at CALB: 14 Steven E. Shelton, Age : 58 ► Served for thirteen years in various executive management positions including President of Years in Industry: 37 President & CEO CivicBank of Commerce ► More than 30 years’ experience in executive finance and risk management roles, most recently Joined 2019 serving as Chief Risk Officer for Western Alliance Bank. Thomas A. Sa, Age: ► Previously served in various executive and director roles at Bridge Bank and its holding company 57 SEVP, CFO & COO Years in Industry: 33 Bridge Capital Holdings (BBNK), including Chief Financial Officer and Chief Strategy Officer. ► Previously served as Deputy Chief Credit Officer and part of senior management from 2007 to 2018 Years at CALB: 14 Vivian Mui, Age Age ► 17 years of experience in various positions including lending and credit administration at : 84 : 40 SEVP & CCO Years in Industry: 20 Mechanics Bank Scott Myers Joined 2019 ► Veteran banker with more than 15 years experience serving middle market corporate clients Age : 49 SEVP & CLO► Previously served as Wells Fargo Senior Vice President and Sacramento Region Manager Years in Industry: 25 ► Previously served as the Bank’s Executive Vice President & East Bay Market President Years at CALB: 14 Michele Wirfel, Age ► Has worked in financial management and commercial banking since 1991 in various executive : 51 SEVP & CBO Years in Industry: 30 management positions including regional manager for CivicBank of Commerce ► Previously served as a Senior Vice President and Chief Information Officer for North Bay Bancorp Tom M. Dorrance, Years at CALB: 14 Age ► Has worked in financial management and commercial banking since 1992 including I.T. : 57 SEVP Technology & Operations Years in Industry: 29 Manager at CivicBank of Commerce ► Served as Executive Vice President and CCO from 2007 through 2017 Years at CALB: 14 John Lindstedt, ► Previously served in various executive management positions including Executive Vice President Years in Industry: 53 SEVP & CCO Emeritus and Senior Lending Officer for Wells Fargo’s corporate bank and President & CCO of CivicBank of Commerce 6EXPERIENCED MANAGEMENT TEAM ► Previously served as an Executive Vice President of the Bank primarily responsible for managing production since the Bank’s founding in 2007 Years at CALB: 14 Steven E. Shelton, Age : 58 ► Served for thirteen years in various executive management positions including President of Years in Industry: 37 President & CEO CivicBank of Commerce ► More than 30 years’ experience in executive finance and risk management roles, most recently Joined 2019 serving as Chief Risk Officer for Western Alliance Bank. Thomas A. Sa, Age: ► Previously served in various executive and director roles at Bridge Bank and its holding company 57 SEVP, CFO & COO Years in Industry: 33 Bridge Capital Holdings (BBNK), including Chief Financial Officer and Chief Strategy Officer. ► Previously served as Deputy Chief Credit Officer and part of senior management from 2007 to 2018 Years at CALB: 14 Vivian Mui, Age Age ► 17 years of experience in various positions including lending and credit administration at : 84 : 40 SEVP & CCO Years in Industry: 20 Mechanics Bank Scott Myers Joined 2019 ► Veteran banker with more than 15 years experience serving middle market corporate clients Age : 49 SEVP & CLO► Previously served as Wells Fargo Senior Vice President and Sacramento Region Manager Years in Industry: 25 ► Previously served as the Bank’s Executive Vice President & East Bay Market President Years at CALB: 14 Michele Wirfel, Age ► Has worked in financial management and commercial banking since 1991 in various executive : 51 SEVP & CBO Years in Industry: 30 management positions including regional manager for CivicBank of Commerce ► Previously served as a Senior Vice President and Chief Information Officer for North Bay Bancorp Tom M. Dorrance, Years at CALB: 14 Age ► Has worked in financial management and commercial banking since 1992 including I.T. : 57 SEVP Technology & Operations Years in Industry: 29 Manager at CivicBank of Commerce ► Served as Executive Vice President and CCO from 2007 through 2017 Years at CALB: 14 John Lindstedt, ► Previously served in various executive management positions including Executive Vice President Years in Industry: 53 SEVP & CCO Emeritus and Senior Lending Officer for Wells Fargo’s corporate bank and President & CCO of CivicBank of Commerce 6

BRANCH LIGHT, COMMERCIAL FOCUSED BUSINESS BANK IMPRESSIVE LOAN GROWTH BUSINESS MODEL OVERVIEW 2015 – 2Q21 CAGR $1,600 Total gross loans = 19.1% ► Middle market commercial banking focus $1,400 Gross loans (ex. PPP) = 15.8% • Privately owned companies with $30 million - $300 million in $194 $306 $1,200 annual revenue $950 $1,000 $847 • Clients with minimum lending relationships of $2 million or $1 $733 $800 $628 million in deposits $518 $600 $1,158 $1,063 $400 ► Portfolio managed over the long term to ~40% C&I loans $200 and ~40% non-interest bearing deposits $0 2015 2016 2017 2018 2019 2020 2Q21 ► Investing in other asset generating business lines Gross Loans (ex. PPP) PPP Loans • Asset-Based Lending division established in July 2011 • Practice Acquisition division established in March 2011 STRONG DEPOSIT GROWTH • Construction division established December 2015 • Sponsor Finance division established in February 2020 $1,680 $1,800 2015 – 2Q21 $1,532 $1,600 CAGR = 22.8% $1,400 ► Strong core commercial deposit generation strategy $1,200 • Utilize technology with minimal branches $988 $1,000 $874 • Provide commercial cash management services to middle $760 market clients $800 $650 $542 • Dedicated treasury management sales team and platform $600 $400 $200 $0 2015 2016 2017 2018 2019 2020 2Q21 Dollars in millions Data as of 12/31 for each respective year 7 Source: S&P Global Intelligence; Earnings releaseBRANCH LIGHT, COMMERCIAL FOCUSED BUSINESS BANK IMPRESSIVE LOAN GROWTH BUSINESS MODEL OVERVIEW 2015 – 2Q21 CAGR $1,600 Total gross loans = 19.1% ► Middle market commercial banking focus $1,400 Gross loans (ex. PPP) = 15.8% • Privately owned companies with $30 million - $300 million in $194 $306 $1,200 annual revenue $950 $1,000 $847 • Clients with minimum lending relationships of $2 million or $1 $733 $800 $628 million in deposits $518 $600 $1,158 $1,063 $400 ► Portfolio managed over the long term to ~40% C&I loans $200 and ~40% non-interest bearing deposits $0 2015 2016 2017 2018 2019 2020 2Q21 ► Investing in other asset generating business lines Gross Loans (ex. PPP) PPP Loans • Asset-Based Lending division established in July 2011 • Practice Acquisition division established in March 2011 STRONG DEPOSIT GROWTH • Construction division established December 2015 • Sponsor Finance division established in February 2020 $1,680 $1,800 2015 – 2Q21 $1,532 $1,600 CAGR = 22.8% $1,400 ► Strong core commercial deposit generation strategy $1,200 • Utilize technology with minimal branches $988 $1,000 $874 • Provide commercial cash management services to middle $760 market clients $800 $650 $542 • Dedicated treasury management sales team and platform $600 $400 $200 $0 2015 2016 2017 2018 2019 2020 2Q21 Dollars in millions Data as of 12/31 for each respective year 7 Source: S&P Global Intelligence; Earnings release

TAKING SHARE FROM NATIONAL/REGIONAL BANKS

PRODUCT AND SERVICE DIFFERENTIATION

Combine Capabilities of a Big Bank with the High Service Levels of a Community Bank

- Attract top talent with deep market experience to compete against and win business from large banks
- Professional team with a consultative delivery process
- Invest in systems, tools, and technology for success in niche markets
- Offer clients access to key decision makers
- Ability to execute quickly, with market leading responsiveness

OUR "TYPICAL CLIENT"

~$75M in annual revenue	**$8M** revolving line with **$3M** average outstanding	**$3M** equipment term loan
$5M commercial real estate loan	**$3M** demand deposit operating account	**$5M** money market accounts to hold surplus deposits

Fee income driven by commercial portfolio account analysis and treasury management services

INDUSTRY & SPECIALTY LENDING FOCUS

Commercial Banking Focused on Four Core Industries

Manufacturing and Distribution	Professional	Contractor	Investor CRE

Specialty Lending Groups

Practice Acquisition	Asset Based Lending	Sponsor Finance	Construction

MARKET SHARE & DEMOGRAPHICS[1]

County	Deps ($000)	Deposit Market Share (%)	2010-2021 Pop Change (%)	2021 Median HH Income ($)	2021-2026 Proj. Change Pop (%)	2021-2026 Proj. Change HH Income (%)
Contra Costa	1,217	2.09	10.55	112,715	3.55	14.48
Santa Clara	173	0.10	9.04	137,720	3.20	14.01
Aggregate: CA			**6.67**	**82,565**	**2.56**	**12.24**

- CALB has the 2nd largest market share in Contra Costa County among community banks
- Serving customers throughout the greater San Francisco Bay Area with recent expansion into Sacramento

(1) Deposit data as of June 30, 2020
Source: S&P Global Intelligence; FDIC; Earnings release

CALIFORNIA BANCORP
8

DEMONSTRATED GROWTH TRACK RECORD

SUCCESSFUL EXPANSION THROUGHOUT NORTHERN CALIFORNIA

2015 – 2Q21 Asset CAGR of 21.1%



Assets ($mm)
TBVPS
$8.58
$7.04
$6.70
$7.94
$8.21
$8.90
$9.61
$10.48
$10.19
$11.16
$12.01
$14.20
$15.16
$15.77
$16.55
$53
$137
$194
$240
$299
$350
$365
$446
$653
$765
$866
$1,006
$1,152
$1,906
$1,869
1
2 & 3
4
5
6
7
8
9
10
11
12
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2Q21

1. **2007:** Bank founded in March 2007 with $27.5 million in capital
2. **2011:** San Jose ABL Division opened in July 2011
3. **2011:** Practice Acquisition Division opened in March 2011
4. **2014:** $16 million common stock offering at $9.90 per share to fund growth in June 2014
5. **2015:** Completed acquisition of Pan Pacific Bank ($131 million in assets) in December 2015
6. **2016:** $4 million private placement offering at $12.86 per share to payoff SBLF in May 2016
7. **2017:** Holding Company formed in June 2017; Walnut Creek LPO opened in July 2017
8. **2018:** Completed $25.0 million private offering of common stock in August 2018
9. **2019:** Completed expansion into the Sacramento Region
10. **2020:** Launched Sponsor Finance in February 2020
11. **2020:** Listed on the NASDAQ stock market in March 2020
12. **2020:** Completed $20 million sub-debt offering in September 2020

Dollars in millions
Tangible book value per share and capital offering price adjusted for historical stock splits
Data as of 12/31 for each respective year
Source: S&P Global Market Intelligence; Earnings release

CALIFORNIA BANCORP

9

2nd QUARTER 2021 HIGHLIGHTS

Balance Sheet Growth and Increasing Operating Leverage Driving Improved Profitability	▪ Net income of $4.2 million, up from $2.8 million in Q1 2021 ▪ EPS of $0.50, up from $0.34 in Q1 2021 ▪ ROA of 0.87%, up from 0.59% in Q1 2021
Strong Core Loan and Deposit Growth	▪ Core loans (ex. PPP loans) increased $41 million, or 4%, to $1.16 billion ▪ Total deposits increased $50 million, or 3%, to $1.68 billion
Net Interest Income and Net Interest Margin Increase	▪ Net interest income of $13.6 million increased $0.4 million, or 2%, from Q1 2021 ▪ NIM expanded to 2.98% from 2.94% in Q12021 ▪ Average loan yield of 4.17% decreased 1bp from Q1 2021 ▪ Cost of total deposits of 0.28% decreased 2bps from Q1 2021
Expense Control Contributes to Positive Operating Leverage	▪ Non-interest expense, excluding capitalized loan origination costs, of $11.1 million declined from $11.6 million in Q1 2021 ▪ Efficiency ratio improved to 67.63% from 70.70% in Q1 2021
Continued Strong Asset Quality	▪ Non-performing assets to total assets of 0.07% ▪ Net charge-offs of $237,000, or 0.02% of gross loans ▪ Provision for credit losses decreased to ($1.1) million from 300,000 for Q1 2021

CALIFORNIA BANCORP
10

2021 OUTLOOK AND PRIORITIES Fully capitalize on the infrastructure put in place to generate additional balance EFFICIENCY sheet growth and realize increased operating leverage Continue growing loans and deposits as new banking talent added over past two GROWTH years attracts new clients in our targeted markets, industries, and asset classes Tightly manage expense levels while continuing to opportunistically add banking talent EXPENSE MANAGEMENT in priority areas Further enhance our treasury management platform to improve our ability to meet the TREASURY MANAGEMENT needs of larger commercial clients with more complex cash management requirements Maintain strong asset quality ASSET QUALITY Continue executing well, deliver a strong year of balance sheet, revenue and earnings PROFITABILITY growth, and generate a higher level of returns 112021 OUTLOOK AND PRIORITIES Fully capitalize on the infrastructure put in place to generate additional balance EFFICIENCY sheet growth and realize increased operating leverage Continue growing loans and deposits as new banking talent added over past two GROWTH years attracts new clients in our targeted markets, industries, and asset classes Tightly manage expense levels while continuing to opportunistically add banking talent EXPENSE MANAGEMENT in priority areas Further enhance our treasury management platform to improve our ability to meet the TREASURY MANAGEMENT needs of larger commercial clients with more complex cash management requirements Maintain strong asset quality ASSET QUALITY Continue executing well, deliver a strong year of balance sheet, revenue and earnings PROFITABILITY growth, and generate a higher level of returns 11

HISTORICAL PROFITABILITY TRENDS PRE-PROVISION NET REVENUE ROAA $16.0 0.94% 1.00% $13.95 $13.59 $14.0 $12.69 $11.96 0.74% 0.73% $12.0 $10.69 0.69% 0.75% 0.66% $10.0 $8.88 $8.0 0.50% $6.0 0.25% 0.25% $4.0 $2.0 0.00% $0.0 (1) (1) 2016 2017 2018 2019 2020 2021-YTD 2016 2017 2018 2019 2020 2021-YTD EFFICIENCY RATIO NET INTEREST MARGIN 100.0% 5.00% 4.18% 4.15% 4.12% 4.09% 77.3% 80.0% 73.5% 4.00% 69.2% 66.7% 64.4% 59.6% 2.96% 2.76% 60.0% 3.00% 2.00% 40.0% 1.00% 20.0% 0.00% 0.0% (1) (1) 2016 2017 2018 2019 2020 2021-YTD 2016 2017 2018 2019 2020 2021-YTD Dollars in millions (1) 2021-YTD is through June 30, 2021 12 Source: S&P Global Market Intelligence; Earnings releaseHISTORICAL PROFITABILITY TRENDS PRE-PROVISION NET REVENUE ROAA $16.0 0.94% 1.00% $13.95 $13.59 $14.0 $12.69 $11.96 0.74% 0.73% $12.0 $10.69 0.69% 0.75% 0.66% $10.0 $8.88 $8.0 0.50% $6.0 0.25% 0.25% $4.0 $2.0 0.00% $0.0 (1) (1) 2016 2017 2018 2019 2020 2021-YTD 2016 2017 2018 2019 2020 2021-YTD EFFICIENCY RATIO NET INTEREST MARGIN 100.0% 5.00% 4.18% 4.15% 4.12% 4.09% 77.3% 80.0% 73.5% 4.00% 69.2% 66.7% 64.4% 59.6% 2.96% 2.76% 60.0% 3.00% 2.00% 40.0% 1.00% 20.0% 0.00% 0.0% (1) (1) 2016 2017 2018 2019 2020 2021-YTD 2016 2017 2018 2019 2020 2021-YTD Dollars in millions (1) 2021-YTD is through June 30, 2021 12 Source: S&P Global Market Intelligence; Earnings release

DIVERSIFIED COMMERCIAL LOAN PORTFOLIO

LOAN PORTFOLIO COMPOSITION (6/30/2021)


Other 6%
(6% ex. PPP)
PPP
14%
Commercial 31%
(37% ex. PPP)
Construction 3%
(4% ex. PPP)
CRE - Non-Owner
Occupied 27%
(31% ex. PPP)
CRE - Owner
Occupied 19%
(22% ex. PPP)

HISTORICAL LOAN COMPOSITION(1)


2016 – 2Q21 CAGR
C&I: 12.2%
Total Loans: 18.6%
$628
$733
$847
$952
$1,369
$1,353
$254
$329
$341
$390
$415
$426
40%
45%
40%
41%
30%
31%
(39% ex.PPP)(37% ex.PPP)
$1,600
$1,100
$600
$100
-$400
2016
2017
2018
2019
2020
2Q21
Total Loans
C&I Loans
5.08%
4.88%
5.09%
5.19%
4.22%
4.17%
Yield on Loans
97%
96%
97%
96%
89%
80%
Loans / Deposits

OPERATING LOC USAGE


$700
$600
$500
$400
$300
$200
$100
$0
28%
27%
26%
25%
24%
23%
22%
21%
24%
23%
26%
27%
25%
$490
$512
$576
$603
$639
$119
$117
$149
$162
$161
2020Q2
2020Q3
2020Q4
2021Q1
2021Q2
Commitment Amount
Gross Balance
Usage

GROSS LOAN FUNDING VS. NET LOAN GROWTH(2)


$120
$100
$80
$60
$40
$20
$0
-$20
-$40
$50
-$31
$92
$55
$78
$70
$88
$54
$107
$42
2020Q2
2020Q3
2020Q4
2021Q1
2021Q2
Gross Loan Funding
Net Loan Growth

CALIFORNIA BANCORP

Dollars in millions
(1) Data as of 12/31 for each respective year
(2) Excludes PPP loans
Source: S&P Global Market Intelligence; Earnings release

13

COMMERCIAL AND CRE LOAN PORTFOLIOS WELL-DIVERSIFIED LOAN PORTFOLIO MITIGATES RISK (1) (1) COMMERCIAL LOAN PORTFOLIO CRE LOAN PORTFOLIO Average loan balance of $500K Average loan balance of $1.48M Weighted Avg. LTV of 47% Average loan commitment of $1.1M 3% 3% 1% < 1% 2% Multi-Family Info, Finance Retail Misc. Land 1% & Insurance 13% Residential Industrial 2% Real Estate & 4% Leasing Mixed-Use 2% 14% 2% Wholesale Services Hotel/Motel & Gas Station 3% 3% Other Manufacturing 10% Office 9% 6% Retail Contractors (1) Data as a percent of total loans, $1.35 billion Data as of 6/30/2021 14COMMERCIAL AND CRE LOAN PORTFOLIOS WELL-DIVERSIFIED LOAN PORTFOLIO MITIGATES RISK (1) (1) COMMERCIAL LOAN PORTFOLIO CRE LOAN PORTFOLIO Average loan balance of $500K Average loan balance of $1.48M Weighted Avg. LTV of 47% Average loan commitment of $1.1M 3% 3% 1% < 1% 2% Multi-Family Info, Finance Retail Misc. Land 1% & Insurance 13% Residential Industrial 2% Real Estate & 4% Leasing Mixed-Use 2% 14% 2% Wholesale Services Hotel/Motel & Gas Station 3% 3% Other Manufacturing 10% Office 9% 6% Retail Contractors (1) Data as a percent of total loans, $1.35 billion Data as of 6/30/2021 14

TOP 20 BORROWING RELATIONSHIPS

Rank	DESCRIPTION	# of Notes	Net Principal Balance ($000)	% of Total Loans[1]	Risk Rating
1	Multifamily	3	$23,915	1.8%	Pass
2	Industrial CRE /Retail CRE	14	21,095	1.6%	Pass
3	Mixed Use / Residential	1	18,209	1.3%	Pass
4	Multifamily	1	17,450	1.3%	Pass
5	Gas Station	8	17,087	1.3%	Pass
6	General Contractor	10	17,000	1.3%	Pass
7	Industrial Multi Tenant	1	16,859	1.2%	Pass
8	Multifamily	2	16,749	1.2%	Pass
9	Industrial CRE /Retail CRE	12	16,693	1.2%	Pass
10	Gas Station	10	16,293	1.2%	Pass
11	Mixed Use - Other	1	14,396	1.1%	Pass
12	Mixed Use - Other	3	13,684	1.0%	Pass
13	Commercial Retail Multi Tenant	3	13,629	1.0%	Pass
14	Office	5	13,515	1.0%	Pass
15	Land / Improved Land /Office	9	13,290	1.0%	Pass
16	Business Services (C&I)	2	13,236	1.0%	Pass
17	Multifamily	4	13,004	1.0%	Pass
18	Business Services (C&I)	8	12,707	0.9%	Pass
19	Business Services (C&I)	2	12,688	0.9%	Pass
20	Business Services (C&I)	3	12,558	0.9%	Pass
Total		**102**	**$314,053**	**23.2%**	-

(1) Reflects net principal balance as a percentage of total loans

CALIFORNIA BANCORP
15

ASSET QUALITY TRENDS

RESERVES / LOANS



1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.20%
1.27%
1.28%
1.17%
1.03%
1.14% ex. PPP
0.98%
2016
2017
2018
2019
2020
2Q21

NET CHARGE-OFFS (RECOVERIES) ($000S)



$10,000
$8,000
$6,000
$4,000
$2,000
$0
-$2,000
-$247
$618
-$65
$2,051
$1,844
$71
2016
2017
2018
2019
2020
2021-YTD (1)

NONPERFORMING ASSETS



$10,000
$8,000
$6,000
$4,000
$2,000
$0
NPAs ($000S)
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
NPAs /Total Assets
0.10%
0.06%
0.44%
0.24%
0.01%
0.07%
2016
2017
2018
2019
2020
2Q21
Nonperforming Assets
NPAs / Total Assets (2)

NCOS (RECOVERIES) / AVG. LOANS (%)



0.75%
0.50%
0.25%
0.00%
-0.25%
-0.50%
-0.75%
-0.04%
0.09%
-0.01%
0.23%
0.16%
0.01%
2016
2017
2018
2019
2020
2021-YTD (1)

CALIFORNIA BANCORP

(1) 2021-YTD is through June 30, 2021
(2) Nonperforming assets are comprised of loans on nonaccrual status, loans 90 days or more past due and still accruing interest, and other real estate owned
Source: S&P Global Market Intelligence; Earnings release

16

PAYCHECK PROTECTION PROGRAM (PPP) DETAIL ► 581 PPP loans with balances of $194 million (15% of total loans) as of 6/30/21 compared to 806 PPP loans with balances of $353 million (24% of total loans) as of 3/31/21 • 200 first round PPP loans with balances of $76 million (6% of total loans) • 381 second round PPP loans with balances of $118 million (9% of total loans) ► During the six months ended 6/30/21, $241.0 million of PPP loans were granted forgiveness by the SBA compared to $55.7 million in 2020 ► Recognized $4.4 million of PPP fees during the six months ended 6/30/21, with fees of $4.8 million remaining to be recognized as of 6/30/21 ► PPP Loan Program now closed by SBA PPP LOANS (6/30/21) SERVICES # OF % OF PRINCIPAL % OF % OF TOTAL # OF % OF PPP PRINCIPAL % OF PPP % OF TOTAL SECTOR DETAIL LOANS LOANS BALANCE LOANS LOANS SECTOR LOANS LOANS BALANCE LOANS LOANS Services 358 62% $64.7 33% 5% Prof. / Scientific 50 14% $19.1 30% 1% Contractors 69 12% 60.8 31% 5% Dental 292 82% 36.6 57% 3% Retail 55 9% 24.2 12% 2% Manufacturing 14.9 Other 16 4% 9.0 14% 1% 27 5% 8% 1% Misc. 34 6% 9.1 5% 1% Total 358 100% $64.7 100% 5% Finance 7 1% 4.7 2% 0% Wholesale 16 3% 13.3 7% 1% Real Estate 2.6 15 3% 1% 0% Total 581 100% $194.5 100% 15% Dollars in millions 17

COVID-19 LOAN DEFERRAL PROGRAM DETAIL

- Total number of loans on deferral or having a structure modification under the CARES Act guidelines was unchanged from the prior quarter at 4 as of June 30, 2021
- Balances of loans on deferral or having a structure modification under the CARES Act guidelines was unchanged from the prior quarter at $9.5 million (~1% of the core loan portfolio) as of June 30, 2021
- Balances of loans on deferral or having a structure modification under the CARES Act guidelines are down from $323.9 million (~35% of the core loan portfolio) as of June 30, 2020

LOAN DEFERRAL BALANCES

SECTOR	DEFERRALS OUTSTANDING					% OF TOTAL "CORE" PORTFOLIO				
	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21
Dental Practice Acquisition	$ 137.8	$ 0	$ 0	$ 0	$ 0	15%	0%	0%	0%	0%
Dental CRE	38.0	0	0	0	0	4%	0%	0%	0%	0%
Dental Total	**175.8**	**0**	**0**	**0**	**0**	**19%**	**0%**	**0%**	**0%**	**0%**
Other owner occupied CRE	40.2	7.4	3.1	6.0	6.0	4%	0%	0%	1%	1%
Other non-owner occupied CRE	90.9	4.6	0	0	0	10%	0%	0%	0%	0%
Other CRE Total	**131.2**	**11.9**	**3.1**	**6.0**	**6.0**	**14%**	**1%**	**0%**	**1%**	**1%**
Contractors	0.9	0	0	0	0	0%	0%	0%	0%	0%
Other	16.1	0.6	0	3.5	3.5	2%	0%	0%	0%	0%
Total	**$ 323.9**	**$ 12.5**	**$ 3.1**	**$ 9.5**	**$ 9.5**	**35%**	**1%**	**0%**	**1%**	**1%**

CALIFORNIA BANCORP

Dollars in millions; "Core" loan portfolio is loans ex. PPP loans
Source: Company documents

18

STRONG AND GROWING CORE DEPOSIT BASE

DEPOSIT COMPOSITION (6/30/21)



Time deposits 11%
Demand deposits 47%
Money market & savings deposits 40%
Interest bearing demand deposits 2%

DEPOSIT PORTFOLIO HIGHLIGHTS (6/30/21)

- Deposits increased $294 million from Q2-2020 to Q2-2021
- Core deposit base driven by commercial clients
  - 95%+ of commercial relationships hold deposits at the bank
  - Core deposits comprise 89% of total deposits
- Utilize remote deposit capture and commercial cash management to generate and retain deposits
- Treasury management division established in Q4-2019

HISTORICAL DEPOSIT COMPOSITION

2015 – 2Q21 CAGR	
DDA:	25.7%
Total Deposits:	22.8%



$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$542 $225 42% 2015
$650 $285 44% 2016
$761 $315 41% 2017
$874 $352 40% 2018
$988 $387 39% 2019
$1,532 $673 44% 2020
$1,680 $792 47% 2Q21
Total Deposits
NIB Deposits

	2015	2016	2017	2018	2019	2020	2Q21
Cost of Deposits	0.23%	0.24%	0.35%	0.55%	0.81%	0.48%	0.28%
Core Deposit Mix	94%	93%	94%	91%	88%	87%	89%

CALIFORNIA BANCORP

Dollars in millions
Core deposits defined as total deposits less time deposits and brokered deposits.
Data as of 12/31 for each respective year
Source: S&P Global Market Intelligence; Earnings release

19

TOP 20 DEPOSITOR RELATIONSHIPS

Rank	Type	Balance ($000)	% of Total Deposits	# of Accounts
1	Contractor	$62,672	3.9%	8
2	Contractor	48,250	3.0%	14
3	Public	33,500	2.1%	4
4	Contractor	32,758	2.0%	6
5	Insurance Brokerage	30,299	1.9%	3
6	Accounting Services	30,035	1.9%	4
7	Contractor	25,801	1.6%	2
8	Non-Profit	24,418	1.5%	1
9	Financial Services	21,160	1.3%	3
10	Resort Operator	20,094	1.2%	1
11	Property Management	17,904	1.1%	13
12	Contractor	17,433	1.1%	2
13	Food Service	16,972	1.1%	4
14	Contractor	15,936	1.0%	2
15	Contractor	15,550	1.0%	6
16	Law Firm	15,318	1.0%	3
17	Contractor	14,836	0.9%	2
18	Contractor	14,107	0.9%	5
19	Law Firms	13,706	0.9%	28
20	Food Service	13,176	0.8%	1
Total		**$469,926**	**29.2%**	**112**

- All but two of the top 20 relationships have an operating DDA account

CALIFORNIA BANCORP

Source: Company documents; Financial data as of June 30, 2021

20

SECURITIES PORTFOLIO & INTEREST RATE SENSITIVITY



MBS
21%
SBA (Float)
4%
Agency-CMBS
23%
Corporate (Fixed)
14%
Corporate (Float)
38%
2021Q2
Total Securities:
$55.5mm

Securities Portfolio Characteristics (6/30/21)

- Book Value: $54.7 Million
- Market Value: $55.5 Million
- Total securities only represents ~3% of total assets
- Yield on Securities: 2.69%
- Effective Duration: 4.8 Years
- 100% Available-for-Sale Securities

Interest Rate Sensitivity (3/31/21)

	-100bp	Unchanged	+100bp	+200bp	+300bp
Net Interest Income	(1.7%)	0.0%	6.9%	13.7%	20.2%
Economic Value of Equity	2.0%	0.0%	4.7%	9.5%	13.4%



(1.7%)
2.0%
0.0%
0.0%
6.9%
4.7%
13.7%
9.5%
20.2%
13.4%
-100bp
Unchanged
+100bp
+200bp
+300bp
Net Interest Income
Economic Value of Equity

CALIFORNIA BANCORP

Source: Company documents; Financial data as of June 30, 2021

21

CAPITALIZATION AND SOURCES OF LIQUIDITY Funding and Sources of Liquidity ► $25.0 million principal balance of subordinated debt outstanding • $5.0 million issued at bank in 2016 with a 5.875% coupon; currently callable; matures in 2026 • $20.0 million issued at holding company in 2020 with a 5.00% coupon; callable as of September 2025; matures in 2030 ► $6.5 million of cash at the holding company ► No FHLB borrowings outstanding ► At 6/30/2021, the Company had additional borrowing capacity of $481 million¹ • Includes an undrawn $3.0 million holding company line of credit Capital Deployment ► The Company currently does not pay a cash dividend ► The Company has no share repurchase plan currently in place 1: Primarily consists of FRB PPPLF and net loan balances AFS and pledged at FRB and FHLB Financial data as of June 30, 2021 22 Source: Company documents CAPITALIZATION AND SOURCES OF LIQUIDITY Funding and Sources of Liquidity ► $25.0 million principal balance of subordinated debt outstanding • $5.0 million issued at bank in 2016 with a 5.875% coupon; currently callable; matures in 2026 • $20.0 million issued at holding company in 2020 with a 5.00% coupon; callable as of September 2025; matures in 2030 ► $6.5 million of cash at the holding company ► No FHLB borrowings outstanding ► At 6/30/2021, the Company had additional borrowing capacity of $481 million¹ • Includes an undrawn $3.0 million holding company line of credit Capital Deployment ► The Company currently does not pay a cash dividend ► The Company has no share repurchase plan currently in place 1: Primarily consists of FRB PPPLF and net loan balances AFS and pledged at FRB and FHLB Financial data as of June 30, 2021 22 Source: Company documents

CAPITAL RATIOS – CONSOLIDATED TCE / TA LEVERAGE RATIO 16% 16% 12% 12% 11.57% 11.34% 10.64% 10.69% 8% 8% 8.78% 8.74% 9.08% 8.96% 7.49% 7.53% 7.32% 6.77% 4% 4% 0% 0% 2016 2017 2018 2019 2020 2021Q2 2016 2017 2018 2019 2020 2021Q2 TOTAL CAPITAL RATIO TIER 1 RATIO 16% 16% 12% 13.22% 12% 12.76% 11.99% 11.93% 11.18% 10.73% 10.63% 10.58% 10.11% 8% 8% 9.35% 8.96% 8.89% 4% 4% 0% 0% 2016 2017 2018 2019 2020 2021Q2 2016 2017 2018 2019 2020 2021Q2 Data as of 12/31 for each respective year Company does not report consolidated capital ratios 23 Issued $20.0 million of subordinated debt in 2020 Source: S&P Global Market Intelligence; Earnings releaseCAPITAL RATIOS – CONSOLIDATED TCE / TA LEVERAGE RATIO 16% 16% 12% 12% 11.57% 11.34% 10.64% 10.69% 8% 8% 8.78% 8.74% 9.08% 8.96% 7.49% 7.53% 7.32% 6.77% 4% 4% 0% 0% 2016 2017 2018 2019 2020 2021Q2 2016 2017 2018 2019 2020 2021Q2 TOTAL CAPITAL RATIO TIER 1 RATIO 16% 16% 12% 13.22% 12% 12.76% 11.99% 11.93% 11.18% 10.73% 10.63% 10.58% 10.11% 8% 8% 9.35% 8.96% 8.89% 4% 4% 0% 0% 2016 2017 2018 2019 2020 2021Q2 2016 2017 2018 2019 2020 2021Q2 Data as of 12/31 for each respective year Company does not report consolidated capital ratios 23 Issued $20.0 million of subordinated debt in 2020 Source: S&P Global Market Intelligence; Earnings release

CAPITAL RATIOS – BANK ONLY TCE / TA LEVERAGE RATIO 16% 16% 12% 12% 11.31% 10.44% 10.95% 9.92% 10.35% 10.08% 8% 8% 8.78% 8.36% 8.81% 8.02% 8.01% 7.20% 4% 4% 0% 0% 2016 2017 2018 2019 2020 2021Q2 2016 2017 2018 2019 2020 2021Q2 TOTAL CAPITAL RATIO TIER 1 RATIO 16% 16% 12% 12% 12.52% 12.32% 11.79% 11.75% 11.57% 10.63% 10.94% 10.79% 10.38% 10.36% 10.09% 8% 8% 8.96% 4% 4% 0% 0% 2016 2017 2018 2019 2020 2021Q2 2016 2017 2018 2019 2020 2021Q2 Data as of 12/31 for each respective year Issued $20.0 million of subordinated debt in 2020 24 Source: S&P Global Market Intelligence

PRO FORMA REGULATORY CAPITAL

$ in thousands

Debt / Equity	Q2 2021	Adjustments	Pro Forma
Subordinated Debt	$24,745	$34,288	$59,033
Total Consolidated Debt	$24,745	$34,288	$59,033
Consolidated Equity	$143,741	--	$143,741
Total Debt / Equity	**17%**	**--**	**41%**
Bank-Level Tier 1 Capital	$150,239	$25,000	$175,239
Bank-Level Total Capital	$167,834	$25,000	$192,834
Total Assets for Regulatory Ratios			
Total Risk-Weighted Assets	$1,450,013	$5,000	$1,455,013
Total Assets for Leverage Ratio	$1,798,000	$25,000	$1,823,000
Consolidated TCE/TA			
Tangible Common Equity	$136,207	--	$136,207
Tangible Assets	$1,861,529	$34,288	$1,900,487
Bank-Level CRE Concentration			
Commercial RE Loans	$410,433	--	$410,433
Bank-Level Total Capital	$167,834	$25,000	$192,834
Capital Ratios			
Consolidated TCE/TA	**7.32%**		**7.17%**
Bank-Level Leverage Ratio	**8.36%**		**9.61%**
Bank-Level Tier 1 Ratio	**10.36%**		**12.04%**
Bank-Level Total Risk Based Capital Ratio	**11.57%**		**13.25%**
Bank-Level CRE Concentration	**245%**		**213%**

Assumes $25 million of net proceeds are downstreamed to the bank subsidiary
Assumes a 1.75% placement agent fee and $100,000 in other offering expenses
Assumes net proceeds are reinvested into securities with a 20% risk-weighting
Assumes $35 million gross subordinated debt offering
Source: S&P Global Market Intelligence; Earnings release

CALIFORNIA BANCORP

25

DOUBLE LEVERAGE AND INTEREST COVERAGE

$ in thousands

Assumptions	
Amount of Net Proceeds Downstreamed to Bank	$25,000
Net Proceeds from Subordinated Debt Issuance	$34,288
Illustrative Interest Rate	3.50%

	For the Twelve Months Ended			Year-to-Date
	12/31/2018	12/31/2019	12/31/2020	6/30/2021
Investment in Subsidiaries	$118,604	$128,147	$145,484	$158,305
Consolidated Equity	121,079	130,256	136,410	143,741
Double Leverage Ratio	98.0%	98.4%	106.7%	110.1%
Proposed Subordinated Debt Offering Downstreamed to Bank				$25,000
Pro Forma Bank-Level Equity Assuming $25M Downstreamed to Bank				$183,305
Pro Forma Double Leverage Ratio				**127.5%**
Total Deposit Interest	$4,461	$7,209	$6,341	$2,329
Other Borrowing Interest	645	931	1,761	960
Total Interest Expense	5,106	8,140	8,102	3,289
Pre-tax Income	11,742	9,637	6,240	9,684
Interest Coverage	3.30x	2.18x	1.77x	3.94x
New Holding Company Subordinated Debt Expense				$613
Pro Forma Interest Coverage				**3.33x**
Pro Forma Interest Coverage (Excluding Deposit Expense)				**6.77x**

CALIFORNIA BANCORP

Assumes a 1.75% placement agent fee and $100,000 in other offering expenses
Source: S&P Global Market Intelligence; Earnings release

26

SUMMARY Northern California Strong commercial loan Experienced management commercial business bank portfolio with corresponding team and seasoned C&I with a disciplined approach commercial relationship relationship managers to credit underwriting deposits Keen focus on relationship Proven organic and core deposits in deposit rich acquisition growth industries capabilities 27 3SUMMARY Northern California Strong commercial loan Experienced management commercial business bank portfolio with corresponding team and seasoned C&I with a disciplined approach commercial relationship relationship managers to credit underwriting deposits Keen focus on relationship Proven organic and core deposits in deposit rich acquisition growth industries capabilities 27 3

THANK YOU 28THANK YOU 28